Exhibit 99.2 Randall C. Stuewe, Chairman and CEO Brad Phillips, EVP Chief Financial Officer Melissa A. Gaither, VP IR and Global Communications

2 This presentation contains “forward-looking” statements regarding the business operations and prospects of Darling Ingredients Inc., including its Diamond Green Diesel joint venture, and industry factors affecting it. These statements are identified by words such as “believe,” “anticipate,” “expect,” “estimate,” “intend,” “could,” “may,” “will,” “should,” “planned,” “potential,” “continue,” “momentum,” “assumption,” and other words referring to events that may occur in the future. These statements reflect Darling Ingredient’s current view of future events and are based on its assessment of, and are subject to, a variety of risks and uncertainties beyond its control, each of which could cause actual results to differ materially from those indicated in the forward-looking statements. These factors include, among others, existing and unknown future limitations on the ability of the Company's direct and indirect subsidiaries to make their cash flow available to the Company for payments on the Company's indebtedness or other purposes; global demands for bio-fuels and grain and oilseed commodities, which have exhibited volatility, and can impact the cost of feed for cattle, hogs and poultry, thus affecting available rendering feedstock and selling prices for the Company’s products; reductions in raw material volumes available to the Company due to weak margins in the meat production industry as a result of higher feed costs, reduced consumer demand or other factors, reduced volume from food service establishments, or otherwise; reduced demand for animal feed; reduced finished product prices, including a decline in fat and used cooking oil finished product prices; changes to worldwide government policies relating to renewable fuels and greenhouse gas emissions that adversely affect programs like the Renewable Fuel Standards Program (RFS2), low carbon fuel standards (LCFS) and tax credits for biofuels both in the Unites States and abroad; possible product recall resulting from developments relating to the discovery of unauthorized adulterations to food or food additives; the occurrence of 2009 H1N1 flu (initially known as “Swine Flu”), highly pathogenic strains of avian influenza (collectively known as “Bird Flu”), bovine spongiform encephalopathy (or "BSE"), porcine epidemic diarrhea ("PED") or other diseases associated with animal origin in the United States or elsewhere; unanticipated costs and/or reductions in raw material volumes related to the Company’s compliance with the existing or unforeseen new U.S. or foreign regulations (including, without limitation, China) affecting the industries in which the Company operates or its value added products (including new or modified animal feed, Bird Flu, PED or BSE or similar or unanticipated regulations); risks associated with the renewable diesel plant in Norco, Louisiana owned and operated by a joint venture between Darling Ingredients and Valero Energy Corporation, including possible unanticipated operating disruptions and issues related to the announced expansion project; risks and uncertainties relating to international sales and operations, including imposition of tariffs, quotas, trade barriers and other trade protection measures imposed by foreign countries; difficulties or a significant disruption in our information systems or failure to implement new systems and software successfully, including our ongoing enterprise resource planning project; risks relating to possible third party claims of intellectual property infringement; increased contributions to the Company’s pension and benefit plans, including multiemployer and employer-sponsored defined benefit pension plans as required by legislation, regulation or other applicable U.S. or foreign law or resulting from a U.S. mass withdrawal event; bad debt write-offs; loss of or failure to obtain necessary permits and registrations; continued or escalated conflict in the Middle East, North Korea, Ukraine or elsewhere; uncertainty regarding the likely exit of the U.K. from the European Union; and/or unfavorable export or import markets. These factors, coupled with volatile prices for natural gas and diesel fuel, climate conditions, currency exchange fluctuations, general performance of the U.S. and global economies, disturbances in world financial, credit, commodities and stock markets, and any decline in consumer confidence and discretionary spending, including the inability of consumers and companies to obtain credit due to lack of liquidity in the financial markets, among others, could negatively impact the Company's results of operations. Among other things, future profitability may be affected by the Company’s ability to grow its business, which faces competition from companies that may have substantially greater resources than the Company. The Company’s announced share repurchase program may be suspended or discontinued at any time and purchases of shares under the program are subject to market conditions and other factors, which are likely to change from time to time. Other risks and uncertainties regarding Darling Ingredients Inc., its business and the industries in which it operates are referenced from time to time in the Company’s filings with the Securities and Exchange Commission. Darling Ingredients Inc. is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

3

Consolidated Earnings

US$ (millions) except per share price	Total 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Total 2017	Q1 2018
Revenue	$ 3,391.9	$ 878.5	$ 894.9	$ 936.3	$ 952.6	$ 3,662.3	$ **875.4**
Gross Margin	756.6	190.5	195.7	193.8	206.8	786.8	**197.3**
Gross Margin %	22.3%	21.7%	21.9%	20.7%	21.7%	21.5%	**22.5%**
SG&A	311.6	86.9	84.5	82.1	90.0	343.5	**86.9**
SG&A Margin %	9.2%	9.9%	9.4%	8.8%	9.4%	9.4%	**9.9%**
Operating Income	154.7	32.5	38.2	34.4	36.1	141.2	**31.8**
Adj. EBITDA (2)	445.0	103.6	111.2	111.6	116.9	443.3	**110.4**
Adj. EBITDA Margin %	13.1%	11.8%	12.4%	11.9%	12.3%	12.1%	**12.6%**
Interest Expense	(94.2)	(21.7)	(22.4)	(22.5)	(22.3)	(88.9)	**(23.1)**
Foreign Currency gain/(loss)	(1.9)	(0.3)	(2.1)	(2.1)	(2.4)	(6.9)	**(1.5)**
Other Expense (3)	(6.5)	(2.0)	(4.0)	(2.5)	(1.3)	(9.7)	**(2.6)**
Equity in net income of unconsolidated subsidiaries	70.4	0.7	8.3	7.7	11.8	28.5	**97.2**
Income Tax (Expense)/Benefit	(15.3)	(1.8)	(7.7)	(6.3)	85.0	69.2	**(3.7)**
Net income attributable to noncontrolling interests	(4.9)	(1.6)	(1.2)	(0.9)	(1.2)	(4.9)	**(0.8)**
Net income attributable to Darling	$ 102.3	$ 5.8	$ 9.1	$ 7.8	$ 105.7	$ 128.5	$ **97.3**
Earnings per share (fully diluted)	$ **0.62**	$ **0.04**	$ **0.05**	$ **0.05**	$ 0.63	$ 0.77	$ **0.58**

(1) Includes $12.6M of 2017 BTC and revenue recognition for Q1 2018
(2) Does not inlcude Unconsolidated Subsidiaries EBITDA.
(3) Rounding captured in Other Expense.








Q1 2018 Overview

- Harsh winter **weather** in N. America impacted performance
- Deflationary **fat prices** affected Feed segment. Formulas playing catch up while DGD benefits.
- Sales **volumes** grew globally
- Earnings reflect impact of retroactive 2017 **blenders tax credit** (BTC) in both the Fuel Segment and equity in unconsolidated subsidiaries
- **DGD** delivers solid quarter and pays off **$53.7M** of long term debt
- **Euro Bonds** refinanced in April reducing interest rate to 3.625% from 4.750% and extending maturity from 2022 to 2026
- Q1 2018 includes **revenue recognition** reclass for billed freight moved to cost of sales per new revenue standard
- **SG&A** reflects performance compensation and retirement provisions

First Quarter 2018 Financial Summary 4 Q1 2018 Overview Gross Profit and Margin • Net sales - $875.4 million – includes $12.6 million of 2017 BTC in the $ in millions Fuel Segment $220 $210 21.7% 21.9% 22.5% $200 21.7% 20.7% • Net income - $97.3 million $190 $180 • EPS at $0.58 per diluted share $170 $160 $197.3 $195.7 $206.8 $193.8 $150 $190.5 • Adjusted EBITDA - $110.4 million $140 1Q17 2Q17 3Q17 4Q17 1Q18 • DGD joint venture Adjusted EBITDA - $100.1 million (Darling’s share) (includes blenders tax credit from full year 2017) Gross Profit % Gross Margin Strong Free Cash Flow Generation $ in millions Quarterly Adjusted EBITDA $ in millions $140 $130 $116.9 $120 $111.2 $111.6 $110.4 $110 $103.6 $100 $80 $90 $116.9 $110.4 $111.6 $111.2 $60 $103.6 $40 $70 $77.8 $65.5 $62.3 $68.6 $20 $53.8 $56.6 $50 $45.7 $41.3 $43.0 $0 $39.1 1Q17 2Q17 3Q17 4Q17 1Q18 1Q 2017 2Q 2017 3Q 2017 4Q 2017 1Q 2018 Adjusted EBITDA is a Non-U.S. GAAP Measure (See slide 17) Adjusted EBITDA Capex Free Cash Flow (Adjusted EBITDA after Capex)

Feed Segment

5







US$ and metric tons (millions)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Total 2017	Q1 2018
Revenue	$552.6	$549.1	$575.5	$562.3	$2,239.5	**$485.8**
Gross Margin	120.0	126.9	126.0	122.0	494.9	**116.7**
Gross Margin %	21.7%	23.1%	21.9%	21.7%	22.1%	**24.0%**
SG&A	44.8	42.9	44.8	45.8	178.3	**48.3**
SG&A Margin %	8.1%	7.8%	7.8%	8.1%	8.0%	**9.9%**
Operating Income	31.5	39.7	34.2	26.9	132.3	**21.7**
Adj. EBITDA (1)	$75.2	$84.0	$81.1	$76.2	$316.5	**$68.5**
Raw Material Processed (million metric tons)	2.05	2.02	2.04	2.13	8.24	**2.12**

(1) Does not include Unconsolidated Subsidiaries EBITDA.


Adj. EBITDA Bridge Q1-2017 to Q1-2018
(millions)
80
60
40
20
0
$75.2
($66.7)
$16.7
$43.4
($2.1)
$66.5
$2.0
$68.5
EBITDA Q1 17
Price / Yield
Volumes
Cost of Sales
Other
Adjusted EBITDA
FX Impact
EBITDA Q1 18
Note: Cost of Sales includes raw material costs, collection costs and factory costs.

Key Drivers:

- Harsh winter **weather** affected N. American plant operations
- Continued strong slaughter numbers push global **volumes** up 3.22% over Q1 2017
- **Formula pricing** lagging as markets cycled lower before rebounding
- **Fat pricing** remained under pressure globally due to ample supplies and seasonality of biofuel business
- **Protein pricing** rebounded on strong demand for specialty products


Non-GAAP Adj. EBITDA Margin
Feed
16
15
14
13
12
11
10
13.6%
15.3%
14.1%
13.6%
14.1%
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018

6

Food Segment





US$ and metric tons (millions)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Total 2017	Q1 2018
Revenue (1)	$266.2	$278.4	$298.9	$313.5	$1,157.0	**$305.5**
Gross Margin	56.8	56.0	60.2	63.6	236.6	**56.3**
Gross Margin %	21.3%	20.1%	20.1%	20.3%	20.4%	**18.4%**
SG&A	25.0	26.7	25.5	27.4	104.6	**23.9**
SG&A Margin %	9.4%	9.6%	8.5%	8.7%	9.0%	**7.8%**
Operating Income	14.3	11.1	15.1	16.4	56.9	**11.8**
Adj. EBITDA	$31.9	$29.3	$34.6	$36.1	$131.9	**$32.4**
Raw Material Processed (million metric tons)	0.27	0.28	0.29	0.28	1.12	**0.28**

(1) Revenue adjusted for Brazil VAT reclass

Adj. EBITDA Bridge Q1-2017 to Q1-2018
(millions)


40
30
20
10
0
$31.9
($5.9)
$8.9
($11.0)
$4.2
$28.1
$4.3
$32.4
EBITDA Q1 17
Price / Yield
Volumes
Cost of Sales
Other
Adjusted EBITDA
FX Impact
EBITDA Q1 18

Note: Cost of Sales includes raw material costs, collection costs and factory costs.

Key Drivers:

- Rousselot, **gelatin** business, grew sales volumes. Brazil earnings improved over Q1 2017 while challenging conditions remain in Argentina. Margin pressure remains in Europe due to strengthening Euro. China and North America delivering as expected.
- Sonac **fats** continued with strong sales volumes but realized lower selling prices due to deflationary pressure on palm oil and soybean oil pricing.
- CTH **casings** business delivered solid returns with continued high sales volumes.

Non-GAAP Adj. EBITDA Margin Food


14
12
10
8
6
4
2
0
12.0%
10.5%
11.6%
11.5%
10.6%
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018

7

Fuel Segment (Does not include Diamond Green Diesel JV)



US$ and metric tons (millions)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Total 2017	Q1 2018
Revenue	$59.7	$67.4	$61.9	$76.8	$265.8	**$84.1**
Gross Margin	13.7	12.7	7.6	21.4	55.4	**24.2**
Gross Margin %	22.9%	18.8%	12.3%	27.9%	20.8%	**28.8%**
SG&A	3.3	2.9	(0.5)	4.7	10.4	**(1.4)**
SG&A Margin %	5.5%	4.3%	-0.8%	6.1%	3.9%	**-1.7%**
Operating Income	3.6	2.1	0.2	8.1	14.0	**17.2**
Adj. EBITDA (1)	$10.4	$9.9	$8.1	$16.6	$45.0	**$25.6**
Raw Material Processed * (million metric tons)	0.30	0.29	0.28	0.32	1.19	**0.30**

(1) Does not include DGD EBITDA.

* Excludes raw material processed at the DGD joint venture.


Adj. EBITDA Bridge Q1-2017 to Q1-2018
(millions)
80
60
40
20
0
$10.4
$5.2
($0.7)
$12.6
($8.1)
$4.4
$23.8
$1.8
$25.6
EBITDA Q1 17
Price / Yield
Volumes
2017 BTC
Cost of Sales
Other
Adjusted EBITDA
FX Impact
EBITDA Q1 18

Note: Cost of Sales includes raw material costs, collection costs and factory costs.

Key Drivers:

- Fuel segment includes full year 2017 **BTC** of $12.6M passed retro active in February of 2018
- **North American biodiesel** operating at breakeven without the BTC for 2018.
- **Ecoson**, European bioenergy business, delivered strong results related to high sales volumes
- **Rendac,** European disposal rendering business, continued with strong supply volumes producing consistent results over Q1 2017


Non-GAAP Adj. EBITDA Margin
Fuel
35
30
25
20
15
10
5
0
17.4%
14.7%
13.1%
21.6%
30.4%
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018

8 DGD - ENTITY LEVEL ➢ DGD JV Long term debt of $53.7M has been paid off, total cash of exploring phase $41.0M at March 31, 2018 plus $160.4M of blenders tax credit (BTC) receivable expected Q2 2018 three expansion to 600 million ➢ Entity EBITDA of $1.19 per gallon on 33.4M gallons of gallons sales. When adjusted for expensed catalyst swap out, adjusted EBITDA was $1.28 per gallon ➢ Q1 2018 EBITDA – DGD Entity $200.1M (including the 2017 retroactive BTC) $39.7M (excluding the 2017 retroactive BTC) ➢ 130,000 barrel boat loaded last day of March and will be reflected in Q2 2018 ➢ Turn around for expansion tie-in scheduled for 45 days beginning in mid June Diamond Green Diesel (50% Joint Venture) DGD - DARLING’S SHARE Q1 US$ (millions) 2014 2015 2016 2017 ➢ BTC approved retroactively Feb. 2018 added $0.48 per share 2018 in 1Q 2018 to Darling’s EPS EBITDA (Entity) $163.3 $177.0 $174.4 * $246.8 $39.7 EBITDA (Darling's share) 81.6 88.5 87.2 * 123.4 19.9 ➢ Q1 2018 EBITDA – Darling’s Share Gallons Produced 127.3 158.8 158.1 161.3 37.1 $100.1M (including the 2017 retroactive BTC) *Includes 2017 retroactive blenders tax credit of $160.4 million that was approved in February 2018 and $19.9M (excluding the 2017 retroactive BTC) recorded in Q1 2018

Balance Sheet Highlights and Debt Summary 9 Balance Sheet Highlights Debt Summary (US$, in thousands) March 31, 2018 (US$, in thousands) March 31, 2018 Amended Credit Agreement Cash (includes restricted cash of $142) $ 123,011 Accounts receivable 413,659 Revolving Credit Facility $ 55,374 Total Inventories 373,121 Term Loan A 94,301 Net working capital 357,922 Term Loan B 494,762 Net property, plant and equipment 1,657,609 5.375% Senior Notes due 2022 494,043 Total assets 5,085,510 4.750% Euro Senior Notes due 2022 626,389 Other Notes and Obligations 16,276 Total debt 1,781,145 Total Debt: $ 1,781,145 Shareholders' equity $ 2,439,239 Historical Leverage Ratios 2014 - 2018 Leverage Ratio Credit March 31, 2018 Actual Agreement Total Debt to EBITDA: 3.71 5.50x

10 Appendix – Additional Information

11 US$ and metric tons Q1 Q2 Q3 Q4 Total Q1 Q2 Q3 Q4 Total Q1 (millions) 2016 2016 2016 2016 2016 2017 2017 2017 2017 2017 2018 Revenue $476.2 $543.0 $531.4 $538.5 $2,089.1 $552.6 $549.1 $575.5 $562.3 $2,239.5 $485.8 Gross Margin 103.5 126.8 117.8 116.2 464.3 120.0 126.9 126.0 122.0 494.9 116.7 Gross Margin % 21.7% 23.4% 22.2% 21.6% 22.2% 21.7% 23.1% 21.9% 21.7% 22.1% 24.0% SG&A 44.7 42.7 38.4 41.5 167.3 44.8 42.9 44.8 45.8 178.3 48.3 SG&A Margin % 9.4% 7.9% 7.2% 7.7% 8.0% 8.1% 7.8% 7.8% 8.1% 8.0% 9.9% Operating Income 14.5 42.0 35.8 25.9 118.2 31.5 39.7 34.2 26.9 132.3 21.7 Adj. EBITDA $58.9 $84.1 $79.5 $74.6 $297.1 $75.2 $84.0 $81.1 $76.2 $316.5 $68.5 Adj. EBITDA Margin % 12.4% 15.5% 15.0% 13.9% 14.2% 13.6% 15.3% 14.1% 13.6% 14.1% 14.1% Raw Material 1.97 1.97 1.97 2.06 7.97 2.05 2.02 2.04 2.13 8.24 2.12 Processed

Feed Ingredients Segment – Net Sales 12 Change in Net Sales – Year over Year Three Months Ended April 1, 2017 over March 31, 2018 Rendering Sales Change in Net Sales - 1Q17 to 1Q18 Total Used Fats Proteins Other (1) Rendering Cooking Oil Bakery Other (2) Total Net Sales Three Months Ended April 1, 2017 $ 158.0 $ 198.2 $ 73.6 $ 429.8 $ 44.0 $ 56.1 $ 22.7 $ 552.6 Changes: Increase/(Decrease) in sales volumes 4.8 7.3 - 12.1 1.0 (4.5) - 8.6 Increase/(Decrease) in finished product prices (14.2) 0.8 - (13.4) (5.8) 0.9 - (18.3) Increase/(Decrease) due to currency exchange rates 4.4 10.3 0.5 15.2 0.1 - - 15.3 Freight Revenue (revenue recognition) (9.5) (13.2) (1.3) (24.0) (2.7) (5.7) - (32.4) Other change - - (41.4) (41.4) - - 1.4 (40.0) Total Change: (14.5) 5.2 (42.2) (51.5) (7.4) (9.3) 1.4 (66.8) Net Sales Three Months Ended March 31, 2018 $ 143.5 $ 203.4 $ 31.4 $ 378.3 $ 36.6 $ 46.8 $ 24.1 $ 485.8 (1) Rendering Net Sales- Other category includes hides, pet food, and service charges (2) Other Net Sales category includes trap services and industrial residual services

13

Jacobsen, Wall Street Journal and Thomson Reuters
Historical Pricing

2018 Finished Product Pricing — Feed Segment Ingredients	2018 Average Jacobsen Prices (USD)				
	January	February	March	Q1 Avg.	April
Bleachable Fancy Tallow - Chicago Renderer / cwt	$26.60	$25.57	$26.20	$26.14	$25.31
Yellow Grease - Illinois / cwt	$20.25	$19.58	$19.00	$19.61	$19.00
Meat and Bone Meal - Ruminant - Illinois / ton	$222.50	$235.26	$292.62	$250.61	$312.02
Poultry By-Product Meal - Feed Grade - Mid South/ton	$235.00	$240.92	$273.69	$250.16	$295.00
Poultry By-Product Meal - Pet Food - Mid South/ton	$700.24	$793.42	$851.31	$781.27	$860.95
Feathermeal - Mid South / ton	$362.86	$389.87	$473.21	$409.26	$536.19

2018 Cash Corn Pricing — Competing Ingredient for Bakery Feeds and Fats	2018 Average Wall Street Journal Prices (USD)				
	January	February	March	Q1 Avg.	April
Corn - Track Central IL #2 Yellow / bushel	$3.28	$3.42	$3.53	$3.41	$3.54

2018 European Benchmark Pricing — Palm Oil - Competing ingredient for edible fats in Food Segment; Soy meal - Competing ingredient for protein meals in Feed Segment	2018 Average Thomson Reuters Prices (USD)				
	January	February	March	Q1 Avg.	April
Palm oil - CIF Rotterdam / metric ton	$676	$668	$681	$675	$664
Soy meal - CIF Rotterdam / metric ton	$375	$417	$445	$412	$460

Comparison	*QTR. Over QTR.*			*Year Over Year*		
	Q4-2017 Avg.	Q1-2018 Avg.	% Change	Q1-2017 Avg.	Q1-2018 Avg.	% Change
Average Jacobsen Prices (USD)						
Bleachable Fancy Tallow - Chicago Renderer / cwt	$27.40	$26.14	-4.6%	$31.35	$26.14	-16.6%
Yellow Grease - Illinois / cwt	$23.18	$19.61	-15.4%	$23.78	$19.61	-17.5%
Meat and Bone Meal - Ruminant - Illinois / ton	$222.73	$250.61	12.5%	$270.69	$250.61	-7.4%
Poultry By-Product Meal - Feed Grade - Mid South / ton	$252.22	$250.16	-0.8%	$287.42	$250.16	-13.0%
Poultry By-Product Meal - Pet Food - Mid South / ton	$593.74	$781.27	31.6%	$635.89	$781.27	22.9%
Feathermeal - Mid South / ton	$361.46	$409.26	13.2%	$422.94	$409.26	-3.2%
Average Wall Street Journal Prices (USD)						
Corn - Track Central IL #2 Yellow / bushel	$3.16	$3.41	7.9%	$3.45	$3.41	-1.2%
Average Thomson Reuters Prices (USD)						
Palm oil - CIF Rotterdam / metric ton	$702	$675	-3.8%	$765	$675	-11.8%
Soy meal - CIF Rotterdam / metric ton	$356	$412	-1.5%	$368	$412	12.0%

2017 Finished Product Pricing — Feed Segment Ingredients	2017 Average Jacobsen Prices (USD)															
	January	February	March	Q1 Avg.	April	May	June	Q2 Avg.	July	August	Sept.	Q3 Avg.	Oct.	Nov.	Dec.	Q4 Avg.	Year Avg.
Bleachable Fancy Tallow - Chicago Renderer / cwt	$32.00	$31.68	$30.50	$31.35	$30.74	$33.75	$35.89	$33.61	$36.00	$35.95	$34.38	$35.36	$28.36	$26.80	$27.00	$27.40	$31.93
Yellow Grease - Illinois / cwt	$23.42	$23.70	$24.16	$23.78	$24.61	$25.21	$26.93	$25.64	$27.14	$26.96	$27.48	$27.20	$24.05	$23.44	$21.86	$23.18	$24.95
Meat and Bone Meal - Ruminant - Illinois / ton	$258.03	$289.74	$273.91	$270.69	$268.82	$243.86	$245.80	$251.91	$282.00	$314.24	$278.50	$292.83	$228.30	$217.50	$220.63	$222.73	$259.54
Poultry By-Product Meal - Feed Grade - Mid South/ton	$290.00	$293.68	$280.00	$287.42	$284.74	$285.00	$285.00	$284.90	$285.00	$285.00	$285.50	$285.14	$275.91	$242.50	$235.00	$252.22	$277.42
Poultry By-Product Meal - Pet Food - Mid South/ton	$648.68	$615.13	$644.02	$635.89	$699.34	$706.82	$660.80	$688.91	$603.13	$572.50	$557.50	$577.02	$599.55	$565.63	$614.50	$593.74	$623.89
Feathermeal - Mid South / ton	$455.00	$431.84	$386.74	$422.94	$383.95	$394.32	$392.05	$390.14	$397.50	$425.43	$401.00	$408.82	$357.50	$364.00	$362.13	$361.46	$395.84

2017 Cash Corn Pricing — Competing Ingredient for Bakery Feeds and Fats	2017 Average Wall Street Journal Prices (USD)															
	January	February	March	Q1 Avg.	April	May	June	Q2 Avg.	July	August	Sept.	Q3 Avg.	Oct.	Nov.	Dec.	Q4 Avg.	Year Avg.
Corn - Track Central IL #2 Yellow / bushel	$3.46	$3.49	$3.41	$3.45	$3.38	$3.48	$3.52	$3.46	$3.49	$3.28	$3.16	$3.31	$3.13	$3.14	$3.21	$3.16	$3.35

2017 European Benchmark Pricing — Palm Oil - Competing ingredient for edible fats in Food Segment; Soy meal - Competing ingredient for protein meals in Feed Segment	2017 Average Thomson Reuters Prices (USD)															
	January	February	March	Q1 Avg.	April	May	June	Q2 Avg.	July	August	Sept.	Q3 Avg.	Oct.	Nov.	Dec.	Q4 Avg.	Year Avg.
Palm oil - CIF Rotterdam / metric ton	$804	$772	$719	$765	$672	$732	$666	$690	$665	$673	$723	$687	$716	$719	$670	$702	$711.00
Soy meal - CIF Rotterdam / metric ton	$371	$374	$359	$368	$347	$344	$331	$341	$341	$331	$340	$337	$354	$350	$364	$356	$351.00

Food Segment - Historical 14 US$ and metric tons Q1 Q2 Q3 Q4 Total Q1 Q2 Q3 Q4 Total Q1 (millions) 2016 2016 2016 2016 2016 2017 2017 2017 2017 2017 2018 Revenue (1) $246.6 $270.5 $260.2 $278.4 $1,055.7 $266.2 $278.4 $298.9 $313.5 $1,157.0 $305.5 Gross Margin 62.4 57.9 50.7 56.6 227.6 56.8 56.0 60.2 63.6 236.6 56.3 Gross Margin % 25.3% 21.4% 19.5% 20.3% 21.6% 21.3% 20.1% 20.1% 20.3% 20.4% 18.4% SG&A 24.9 20.4 25.3 26.6 97.2 25.0 26.7 25.5 27.4 104.6 23.9 SG&A Margin % 10.1% 7.5% 9.7% 9.6% 9.2% 9.4% 9.6% 8.5% 8.7% 9.0% 7.8% Operating Income 20.8 19.7 8.0 11.8 60.3 14.3 11.1 15.1 16.4 56.9 11.8 Adj. EBITDA $37.5 $37.4 $25.4 $30.1 $130.4 $31.9 $29.3 $34.6 $36.1 $131.9 $32.4 Adj. EBITDA Margin % 15.2% 13.8% 9.8% 10.8% 12.4% 12.0% 10.5% 11.6% 11.5% 11.4% 10.6% Raw Material Processed 0.27 0.27 0.26 0.28 1.08 0.27 0.28 0.29 0.28 1.12 0.28 (millions of metric tons) (1) Revenue adjusted for Brazil VAT reclass

Fuel Segment - Historical

15

US$ and metric tons (millions)	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Total 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Total 2017	Q1 2018
Revenue	$55.6	$62.3	$60.4	$68.8	$247.1	$59.7	$67.4	$61.9	$76.8	$265.8	**$84.1**
Gross Margin	14.9	15.6	14.2	19.9	64.6	13.7	12.7	7.6	21.4	55.4	**24.2**
Gross Margin %	26.8%	25.0%	23.5%	28.9%	26.1%	22.9%	18.8%	12.3%	27.9%	20.8%	**28.8%**
SG&A	1.8	1.8	1.3	1.9	6.8	3.3	2.9	(0.5)	4.7	10.4	**(1.4)**
SG&A Margin %	3.2%	2.9%	2.2%	2.8%	2.8%	5.5%	4.3%	-0.8%	6.1%	3.9%	**-1.7%**
Operating Income	6.2	6.6	6.0	10.5	29.3	3.6	2.1	0.2	8.1	14.0	**17.2**
Adj. EBITDA	13.1	13.8	12.9	18.0	57.8	10.4	$9.9	$8.1	16.6	45.0	**25.6 (1)**
Adj. EBITDA Margin %	23.6%	22.2%	21.4%	26.2%	23.4%	17.4%	14.7%	13.1%	21.6%	16.9%	**30.4%**
Pro forma Adjusted EBITDA (2)	$13.1	$13.8	$12.9	$18.0	$57.8	$13.2	$13.1	$11.2	$20.1	$57.6	**$14.6**
Raw Material Processed * (millions of metric tons)	0.28	0.30	0.29	0.31	1.18	0.30	0.29	0.28	0.32	1.19	**0.30**

*Excludes raw material processed at the DGD joint venture.

Diamond Green Diesel (50% Joint Venture)

US$ (millions)	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Total 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Total 2017	Q1 2018
EBITDA (Darling's share)	$9.6	$18.3	$22.5	$36.7	$87.2	$5.0	$12.4	$10.6	$15.2	$43.2	**$100.1**
Pro forma Adjusted EBITDA (2)	$9.6	$18.3	$22.5	$36.7	$87.2	$21.4	$32.7	$32.1	$37.3	$123.5	**$36.6**
Total Gallons Produced	28.5	43.8	43.8	42.0	158.1	32.6	43.7	41.7	43.3	161.3	**37.1**
Total Gallons Sold/Shipped	29.1	42.7	42.5	46.6	161.0	32.7	40.5	43.0	44.3	160.4	**33.4**

(1) Q1 2018 Adj. EBITDA contains $12.6 M retroactive 2017 blenders tax credit approved in February 2018.
(2) Pro forma Adjusted EBITDA assumes blenders tax credit was received during quarters earned in 2017 and 2018 for comparison to 2016 when the blenders tax credit was prospective.

16 Adjusted EBITDA is not a recognized accounting measurement under GAAP; it should not be considered as an alternative to net income, as a measure of operating results, or as an alternative to cash flow as a measure of liquidity, and is not intended to be a presentation in accordance with GAAP. Adjusted EBITDA is presented here not as an alternative to net income, but rather as a measure of the Company’s operating performance. Since EBITDA (generally, net income plus interest expenses, taxes, depreciation and amortization) is not calculated identically by all companies, this presentation may not be comparable to EBITDA or Adjusted EBITDA presentations disclosed by other companies. Adjusted EBITDA is calculated in this presentation and represents, for any relevant period, net income/(loss) plus depreciation and amortization, goodwill and long-lived asset impairment, interest expense, (income)/loss from discontinued operations, net of tax, income tax provision, other income/(expense) and equity in net loss of unconsolidated subsidiary. Management believes that Adjusted EBITDA is useful in evaluating the Company’s operating performance compared to that of other companies in its industry because the calculation of Adjusted EBITDA generally eliminates the effects of financing, income taxes and certain non-cash and other items that may vary for different companies for reasons unrelated to overall operating performance. As a result, the Company’s management uses Adjusted EBITDA as a measure to evaluate performance and for other discretionary purposes. In addition to the foregoing, management also uses or will use Adjusted EBITDA to measure compliance with certain financial covenants under the Company’s Senior Secured Credit Facilities and 5.375% Notes and 4.75% Notes that were outstanding at March 31, 2018. However, the amounts shown in this presentation for Adjusted EBITDA differ from the amounts calculated under similarly titled definitions in the Company’s Senior Secured Credit Facilities and 5.375% Notes and 4.75% Notes, as those definitions permit further adjustments to reflect certain other non-recurring costs, non-cash charges and cash dividends from the DGD Joint Venture. Additionally, the Company evaluates the impact of foreign exchange impact on operating cash flow, which is defined as segment operating income (loss) plus depreciation and amortization.

Adjusted EBITDA 17 Adjusted EBITDA and Pro Forma Adjusted EBITDA Three Months Ended - Year over Year (US$ in thousands) March 31, April 1, 2018 2017 Net income attributable to Darling $ 97,305 $ 5,829 Depreciation and amortization 78,619 71,114 Interest expense 23,124 21,680 Income tax expense 3,712 1,818 Foreign currency loss 1,481 264 Other expense, net 2,516 2,053 Equity in net income of unconsolidated subsidiaries (97,154) (706) Net income attributable to noncontrolling interests 770 1,569 Adjusted EBITDA $ 110,373 $ 103,621 Foreign currency exchange impact (8,135) - Pro forma Adjusted EBITDA to Foreign Currency (Non-GAAP) $ 102,238 $ 103,621 DGD Joint Venture Adjusted EBITDA (Darling's Share) $ 100,071 $ 5,037 (1) The average rates assumption used in this calculation was the actual fiscal average rate for the three months ended March 31, 2018 of €1.00:USD$1.23 and CAD$1.00:USD$0.80 as compared to the average rate for the three months ended April 1, 2017 of €1.00:USD $1.07 and CAD$1.00:USD$0.75, respectively. Note: See slide 16 for information regarding Darling’s use of Non-GAAP measures.

18 BMO Farm to Market Conference May 16, 2018 Grand Hyatt – New York City Oppenheimer Consumer Conference June 19, 2018 Four Seasons – Boston, MA